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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38868) pertaining to Nabi Savings and Retirement Plan of our report dated June 22, 2001, with respect to the financial statements and supplemental schedule of Nabi Savings and Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.

                                                           /s/ Ernst & Young LLP

Miami, Florida
June 22, 2001